Exhibit 99.1

Investor Presentation Fourth Quarter 2021 Highlights

Forward Looking Statements Certain statements appearing herein which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements refer to a future period or periods, reflecting management’s current views as to likely future developments, and use words “may,” “will,” “expect,” “believe,” “estimate,” “anticipate,” or similar terms.  Because forward-looking statements involve certain risks, uncertainties and other factors over which Franklin Financial Services Corporation has no direct control, actual results could differ materially from those contemplated in such statements.  These factors include (but are not limited to) the following: general economic conditions particularly with regard to the negative impact of severe, wide-ranging and continuing disruptions caused by the spread of the coronavirus COVID-19 pandemic and responses thereto, changes in interest rates, changes in the Corporation’s cost of funds, changes in government monetary policy, changes in government regulation and taxation of financial institutions, changes in the rate of inflation, changes in technology, the intensification of competition within the Corporation’s market area, and other similar factors. We caution readers not to place undue reliance on these forward-looking statements. They only reflect management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and any Current Reports on Form 8-K.  F&M TRUST Franklin Financial Services Corporation 2

CEO Comments For Franklin Financial, the fourth quarter was a transitional quarter in many ways as we start to leave behind the immediate effects of the pandemic and continue to prepare ourselves for the future. Earnings in the fourth quarter were good and capped a record year of earnings for the company that was supported, in part, by the one-time sale of the headquarters building in the third quarter and fee income from forgiven PPP loans that reduced outstanding loans but added to the bottom line. A continuing trend in the fourth quarter, and for the year, has been the growth in our residential mortgage business and our investment and trust business. Both lines of business established record levels of performance for the year. While we expect residential mortgage business -- in particular the refinance business -- to modulate during 2022, our investment and trust business is expected to continue to grow as we add specialized staff and enter new markets. 2022 is seeing the company adopt Salesforce to assist us in bringing all the bank has to offer to our customers while serving as a “digital backbone” to help us continue to grow our digital capabilities and improve customer outreach and internal efficiencies. Our stock performance has held, though at significantly reduced daily average volumes due to our exit from the Russell 3000. Dividend performance remains strong compared to peers and the Board approved a new stock buy-back program in December 2021. As we move into 2022, we are carefully transitioning key members of senior management who are retiring in 2022. With three members of the senior management team retiring, we have hired a Chief Operations Officer, a Chief Retail Services Officer, and a Chief Technology Officer to replace them after overlaps ranging from four to 10 months. The overlaps are allowing us to make a smooth transition that will benefit all who are affected by the changes. F&M TRUST Franklin Financial Services Corporation 3

CEO Comments (continued) 2022 will be a year for repositioning the bank for future growth. Along with moving into a new headquarters building, we are expanding into Maryland by establishing a full-service community office in Hagerstown. We are renovating outdated community offices in both the Chambersburg and Mechanicsburg markets and building and strengthening our team as members retire and are replaced. I am very optimistic for our future, as we continue to challenge ourselves to grow with our customers and with the new opportunities that are in front of us. We survived and thrived through the pandemic, and I feel that we will do the same as we move forward into new challenges and opportunities. The following investor presentation being released on Form 8(k) is a supplement to our quarterly earnings release. We appreciate the support of our shareholders, and the interest of potential shareholders, and I am available to you at any time to listen to your concerns, thoughts, and ideas and to answer your questions to the best of my ability. Sincerely, F&M TRUST Franklin Financial Services Corporation 4

Overview of Franklin Financial Franklin Financial, which was formed in 1983, is the largest independent, locally owned and operated bank holding company headquartered in Franklin County, PA Franklin Financial’s wholly-owned subsidiary, F&M Trust, was founded in Chambersburg, PA in 1906 Total assets of the Company were $1.77 billion as of December 31, 2021 As of December 31, 2021, Franklin Financial reported $1.01 billion in brokerage and trust assets under management Franklin Financial stock is trading on the Nasdaq Stock Market (NASDAQ: FRAF) F&M TRUST Franklin Financial Services Corporation 5

A Market Share Leader Huntingdon County Fulton County Franklin County Cumberladn Country F&M Trust Headquarters Harrisburg 21 offices throughout Cumberland, Franklin, Fulton and Huntingdon Counties, PA #1 Deposit Market Share in Chambersburg (52.0%) #1 Deposit Market Share in Franklin County (39.0%) #2 Deposit Market Share in Fulton County (35.7%) F&M TRUST Franklin Financial Services Corporation 6 Source: S&P Global Market Intelligence, 2020 U.S. Financial Institutions Deposit Market Share

Experienced and Cohesive Executive Team

Executive	Title	Years of Banking Experience	Joined F&M Trust	Prior Experience
Timothy G. Henry	*President & Chief Executive Officer*	**40**	2016	*Fulton, Centra Bank, BlueRidge Bank, Susquehanna Bank, BB&T*
Mark R. Hollar	*Executive Vice President, Chief Financial Officer & Treasurer*	**34**	1994	*ValleyBank & Trust*
Steven M. Poynot	*Executive Vice President, Chief Operating Officer*	**25**	2022	*Mercantile-Safe Deposit & Trust Company, Howard Bank*
Lorie Heckman	*Senior Vice President, Chief Risk Officer*	**36**	1986	
Steven D. Butz	*Senior Vice President, Chief Commercial Services Officer*	**37**	2013	*PNC, Waypoint, Sovereign, Graystone Tower, Susquehanna Bank*
Scott Ehrig, CFP, CIMA	*Senior Vice President, Chief Investment & Trust Services Officer*	**29**	2020	*FMA Advisory, Wilmington Trust, M&T Investment Group, JP Morgan*
Patricia A. Hanks*	*Senior Vice President, Chief Retail Services Officer*	**43**	1999	*Lebanon Valley National*
Louis J. Giustini	*Senior Vice President, Chief Retail Services Officer*	**34**	2022	*Hagerstown Trust, Columbia Bank, Fulton Bank*

*Retiring in May 2022

F&M TRUST Franklin Financial Services Corporation 7

Experienced and Cohesive Executive Team Executive Title Years of Banking Experience Joined F&M Trust Prior Experience Karen K. Carmack, DM Senior Vice President, Chief Human Resources Officer 27 2000 ACNB Matthew D. Weaver Senior Vice President, Chief Marketing Officer 22 2014 Susquehanna Bank, Clifton LarsonAllen, IMRE Joseph C. Lieb* Senior Vice President, Chief Technology Officer 36 2015 Commonwealth Bank, Jonestown Bank, Integrity Bank David Long Senior Vice President, Chief Technology Officer 15 2022 Howard Bank F&M TRUST Franklin Financial Services Corporation 8 *Retiring in December 2022

Well-Established Corporation Market share leader in core deposit, loan, and asset-management segments in economically stable and historically growing local markets Executive team has extensive banking industry experience mixed with local market knowledge Consistently strong core operating fundamentals with a diverse revenue mix Strong capital position, sound risk management, and neutral to slightly asset-sensitive balance sheet Stable, low-cost core deposit base and strong liquidity position A well-diversified loan portfolio with an emphasis on small-business relationships without reliance on participation loans Accelerated digital transformation and technology adoption to support business continuity F&M TRUST Franklin Financial Services Corporation 9  9

YTD Financial Updates Net interest income was $44.7 million, up 6.5% over the prior year, inclusive of $3.3 million interest and fees from PPP Continue to adjust deposit rates in response to market conditions Net interest margin was 2.88% compared to 3.21% for the same period in 2020 As pandemic-related credit concerns lessened in 2021, the Company released $2.1 million from the allowance for loan losses through a reversal to the provision for loan loss expense Allowance for loan loss ratio of 1.51%; non-performing loan ratio of 0.74% Capital position remained strong with a total risk-based capital ratio of 18.41% and a leverage ratio of 8.52% F&M TRUST Franklin Financial Services Corporation 10

YTD Financial Updates Maintained the dividend of $0.32 per share for the first quarter of 2022 Loan-to-deposit ratio of 63% enhances liquidity position and allows for quality lending opportunities as the economy reopens New mortgage originations totaled $127.6 million, an increase of 2.4% from 2020, as a result of new departmental leadership in 2019, significant restructuring, and a strong market Fee income from new mortgages originated for sale in the secondary market increased $894 thousand over the same period in 2020 Mobile banking users increased 10.5% from the same period in 2020 as customers transition to digital banking channels F&M TRUST Franklin Financial Services Corporation 11

YTD Financial Updates Deposits increased 17.0% over the same period in 2020, with money management accounts and interest-bearing checking products showing the largest increases Introduced new retail checking account lineup that will generate additional fee income and provide valuable benefits and increased engagement for our customers F&M TRUST Franklin Financial Services Corporation 12

Outlook for the Remainder of 2022 Adapting to the challenges and changes brought on by the pandemic over the past two years Building for the future by making investments in our physical, technological, and sales infrastructure including: Establishing a new corporate headquarters in Chambersburg, PA Adopting Salesforce, a digital sales platform to be used throughout the bank Expanding our banking presence in Hagerstown, MD Enhancing our team of employees with the addition of several key positions and expanded training Continue to transition commercial and consumer customers to digital banking and call center channels for day-to-day financial needs F&M TRUST Franklin Financial Services Corporation 13

Outlook for the Remainder of 2022 Increased competition for quality credit in the market will challenge loan demand Continued pressure on net interest margin as low interest rate environment continues Residential mortgage business will continue to grow though likely at a slower rate than 2021 as opportunities to refinance existing mortgages begins to taper; new home purchase business is expected to continue to be strong Net income generated by the Investment & Trust Services business line will continue to grow due to the origination of new customers, anticipation of continued strong market performance, and cost controls that are in place A focus on cross-selling between Commercial, Retail, and Investment & Trust Services lines of business should yield new opportunities across the bank with our existing customers F&M TRUST Franklin Financial Services Corporation 14

Summary The Company is well capitalized and positioned to successfully work through the current complex social and economic conditions to the benefit of our customers and shareholders Liquidity remains strong with additional resources available if needed Asset quality is good with continued improvement and the Company is well provisioned for losses should they occur in future quarters The Company is actively working to bring more digitally based products and services to its customers The Company is positioning for future growth and expansion following the completed purchase of a new corporate headquarters and operations center, the addition of Salesforce, transitioning of senior leadership, and a new full-service community office in Maryland F&M TRUST Franklin Financial Services Corporation 15

Financial Updates Fourth Quarter Ended December 31, 2021 16 F&M TRUST Franklin Financial Services Corporation

Balance Sheet Highlights Dollars in Thousands (000’s) 12/31/2021 9/30/2021 12/31/2020 12/31/2019 Total Assets $1,773,806 $1,732,441 $1,535,038 $1,269,157 Cash and Cash Equiv. $175,149 $98,893 $57,146 $83,828 Investments $530,292 $546,261 $397,331 $187,873 Net Loans $983,746 $1,002,802 $992,915 $922,609 Deposits $1,584,359 $1,544,295 $1,354,573 $1,125,392 Shareholders’ Equity $157,065 $152,838 $145,176 $127,528 F&M TRUST Franklin Financial Services Corporation 17

Income Statement Highlights Dollars in Thousands (000’s) Quarter Ended 12/31/2021 Quarter Ended 9/30/2021 Quarter Ended 12/31/2020 Interest Income $12,133 $12,304 $11,871 Interest Expense $723 $710 $878 Provision for Losses ($200) -- ($725) Noninterest Income1 $4,544 $4,397 $4,037 Noninterest Expense $11,981 $10,986 $10,541 Net Income $3,653 $5,862 $4,553 F&M TRUST Franklin Financial Services Corporation 18 1Excludes securities gains in all periods and gain on sale of premises in third quarter 2021

Key Performance Measures Percent (%) Quarter Ended 12/31/2021 Quarter Ended 9/30/2021 Quarter Ended 12/31/2020 Return on Avg. Assets 0.84 1.37 1.18 Return on Avg. Equity 9.56 15.20 12.94 Efficiency Ratio1 73.40 67.17 67.17 Net Interest Margin 2.79 2.89 3.08 Noninterest Inc2 / Operating Revenue 28.48 27.50 26.86 F&M TRUST Franklin Financial Services Corporation 19 1See GAAP versus Non-GAAP reconciliation; 2Excludes securities gains in all periods and gain on sale of premises in third quarter 2021

Balance Sheet Strength Percent (%) Quarter Ended 12/31/2021 Quarter Ended 9/30/2021 Quarter Ended 12/31/2020 Risk-Based Capital Ratio (Total) 18.41 18.16 17.69 Leverage Ratio (Tier 1) 8.52 8.53 8.69 Common Equity Ratio (Tier 1) 15.20 14.91 14.32 Tangible Common Equity Ratio 8.39 8.35 8.92 Nonperforming Assets1 / Total Assets 0.42 0.50 0.57 Allowance for Loan Loss as a % of Loans 1.51 1.51 1.66 Allowance to Nonperforming Loans 204.04 177.95 192.05 F&M TRUST Franklin Financial Services Corporation 20 1Nonperforming assets = nonaccrual loans, loans 90-days past due and other real estate owned

Market Statistics Per Share Measure / Market Valuation Quarter Ended 12/31/2021 Quarter Ended 9/30/2021 Quarter Ended 12/31/2020 Diluted Earnings Per Share $0.82 $1.31 $1.04 Cash Dividend Yield 3.87% 3.90% 4.44% Regular Cash Dividends Paid $0.32 $0.32 $0.30 Dividend Payout Ratio 38.83% 24.12% 28.89% Market Value Per Share $33.10 $31.77 $27.03 Book Value $35.36 $34.49 $33.07 Tangible Book Value1 $33.34 $32.46 $31.02 Market Cap ($M) $148,049 $143,822 $136,160 Price / Book (%) 93.61% 92.11% 81.74% Price / Tangible Book (%) 99.29% 97.87% 87.14% Price / LTM EPS (X) 7.51 6.86 9.23 F&M TRUST Franklin Financial Services Corporation 21 1See GAAP versus Non-GAAP reconciliation

Balanced Revenue Model Annualized Noninterest Income Source as a percentage of Average Assets as of December 31, 2021 2021 Franklin Financial Median PA Banks Peer1 Trust 0.42% 0.02% Service Charges on Deposits 0.14% 0.09% Gain on Sale of Loans 0.15% 0.12% Other 0.26% 0.27% Total Noninterest Income2 1.05% 0.59% F&M TRUST Franklin Financial Services Corporation 22 1PA Banks and Holding Companies with assets between $1-3 billion reporting for the last twelve months ended as of September 30, 2021; Source: S&P Global Market Intelligence; 2Excludes gains on securities and sale of bank premise

Stable, Low-Cost Core Deposits Cost of Deposits1 (%) 1.20 1.00 0.80 0.60 0.40 0.20 0.00 0.64 0.28 0.13 0.12 2019 2020 9/30/2021 12/31/2021 Franklin Financial Deposit Mix ($000’s) Retail Time Demand Deposits NOW & Other Transactions MMDAs & Savings $74,253 $298,403 $511,969 $699,734 5% 19% 32% 44% F&M TRUST Franklin Financial Services Corporation 23 1For the year-to-date period

Diversified Loan Portfolio Loans Outstanding1 ($000’s) $52,290 $21,742 $7,755 $1,000,000 $46,350 $41,140 $41,846 $40,674 $800,000 $106,014 $105,639 $111,232 $113,213 $600,000 $140,784 $145,279 $150,232 $140,669 $400,000 $192,583 $212,030 $208,615 $207,254 $200,000 $78,712 $73,049 $74,407 $85,118 $- $372,076 $67,736 $389,723 $68,706 $414,208 $69,900 $406,956 $69,900 12/31/2019 12/31/2020 9/30/2021 12/31/2021 Commercial Real Estate Commercial (C&I) 1-4 Family State/Muni Loans Construction Ag, Consumer and Other Paycheck Protectio Program Purchased Participations F&M TRUST Franklin Financial Services Corporation 24 1Purchased participations are included as part of the loans outstanding; $1.9 million of net PPP fees to be recognized at September 30, 2021

Investment and Trust Services Total and New Assets Under Management ($000’s) $1,200,000 $1,000,000 $800,000 $600,000 $400,000 $200,000 $0 $118,469 $912,674 $1,031,143 $49,440 $115,120 $907,481 $1,022,601 $61,176 $118,046 $946,975 $1,065,021 $100,457 Jun-21 Sep-21 Dec-21 Brokerage Trust Total New Assets Under Management (YTD) F&M TRUST Franklin Financial Services Corporation 25

Strong Credit Quality Nonperforming Assets1 / Assets (%) 0.60% 0.50% 0.40% 0.30% 0.20% 0.10% 0.31% 0.57% 0.50% 0.42% 12/31/2019 12/31/2020 9/30/2021 12/31/2021 F&M TRUST Franklin Financial Services Corporation 26 1Nonperforming assets = nonaccrual loans, loans 90 days past due and other real estate owned

Stock Symbol: FRAF  (Nasdaq) www.franklinfin.com www.fmtrust.bank F&M TRUST Franklin Financial Services Corporation 27

Appendix 28 F&M TRUST Franklin Financial Services Corporation

GAAP / Non-GAAP Reconciliation Tangible Book Value (per share) (non-GAAP) Quarter Ended 12/31/2021 Quarter Ended 9/30/2021 Quarter Ended 12/31/2020 Shareholders’ equity $ 157,065 152,838 145,176 Less intangible assets (9,016) (9,016) (9,016) Shareholders’ equity (non-GAAP) 148,049 143,822 136,160 Shares outstanding (in thousands) 4,441 4,431 4,389 Tangible book value (non-GAAP) 33.34 32.46 31.02 Efficiency Ratio Noninterest expense $ 11,981 10,986 10,541 Net interest income 11,410 11,594 10,993 Plus tax equivalent adjustment to net interest income 368 365 378 Plus noninterest income, net of securities transactions1 4,544 4,397 4,037 Total revenue 16,322 16,356 15,408 Efficiency Ratio (non-GAAP) 73.40% 67.17% 68.41% F&M TRUST Franklin Financial Services Corporation 29 1Excludes securities gains in all periods and gain on sale of premises in third quarter 2021